UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2005

LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10689	13-2842791
(State or other	(Commission file number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (212) 354-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Liz Claiborne, Inc. (the “Company”) has announced senior leadership appointments and organizational realignments.

As part of the realignment Robert J. Zane, formerly Senior Vice President, Sourcing, Distribution and Logistics, has been appointed to the position of Senior Vice President. As a result, Mr. Zane is no longer an executive officer of the Company under the rules of the Securities and Exchange Commission. In his new position, Mr. Zane will be active in advising on the development of the next phase of the Company’s sourcing strategy and serve as special advisor to the Chief Executive Officer on matters of foreign trade and vendor relationships. He will also serve as the Company's representative at the various trade associations and government agencies that deal with apparel sourcing and manufacturing.

Michael Scarpa has been promoted to the position of Senior Vice President, Finance & Distribution, and will continue to also serve as the Company’s Chief Financial Officer. In his new position, Mr. Scarpa will assume responsibility for the Company’s distribution and logistics organization.

John J. Sullivan has been appointed Senior Vice President, Sourcing, Service & Systems, continuing to serve as the Company’s Chief Information Officer. Mr. Sullivan will assume responsibility for the sourcing and manufacturing function. As a result of this appointment, Mr. Sullivan has become an executive officer of the Company.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c) Liz Claiborne, Inc. (the “Company”) has announced senior leadership appointments and organizational realignments.

As part of the realignment Robert J. Zane, formerly Senior Vice President, Sourcing, Distribution and Logistics, has been appointed to the position of Senior Vice President. As a result, Mr. Zane is no longer an executive officer of the Company under the rules of the Securities and Exchange Commission. In his new position, Mr. Zane will be active in advising on the development of the next phase of the Company’s sourcing strategy and serve as special advisor to the Chief Executive Officer on matters of foreign trade and vendor relationships. He will also serve as the Company's representative at the various trade associations and government agencies that deal with apparel sourcing and manufacturing.

Michael Scarpa has been promoted to the position of Senior Vice President, Finance & Distribution, and will continue to also serve as the Company’s Chief Financial Officer. In his new position, Mr. Scarpa will assume responsibility for the Company’s distribution and logistics organization.

John J. Sullivan has been appointed Senior Vice President, Sourcing, Service & Systems, continuing to serve as the Company’s Chief Information Officer. Mr. Sullivan will assume responsibility for the sourcing and manufacturing function. As a result of this appointment, Mr. Sullivan has become an executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Dated: May 11, 2005	By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Vice President, Deputy General Counsel and Secretary